                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934



Date of Report (Date of earliest event reported)        November 15, 2001
                                                -------------------------------



                                    HIA, Inc.
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               (Exact name of registrant as specified in charter)



        New York                       0-9599              16-1028783
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     (State or other                (Commission         (I.R.S. Employer
     jurisdiction                   File Number)       Identification No.)
     of incorporation)



     4275 Forest Street, Denver, Colorado                     80216
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     (Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including area code      (303)-394-6040
                                                  -----------------------------



                                      N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)



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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On November 15, 2001, the registrant dismissed BDO Seidman, LLP as its independent accountant and engaged Hein & Associates LLP as the principal accountant to audit the registrant's financial statements. The decision to change the registrant's accountant was approved by the registrant's Board of Directors. During the two most recent fiscal years and through the date of their replacement, there were no disagreements with BDO Seidman, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO Seidman, LLP, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports. Neither of BDO Seidman's reports on the financial statements for fiscal years 1999 and 2000 contained an adverse opinion or disclaimer of opinion, or was modified as to uncertainty, audit scope, or accounting principles. There occurred no events as those described in Item 304(a)(1)(iv)(B) of Regulation S-B to report. BDO Seidman, LLP has furnished the registrant with a letter addressed to the Securities and Exchange Commission stating that it agrees with the statements made by the registrant herein. Such letter is attached as an exhibit to this Form 8-K.

         Neither the registrant (nor anyone on its behalf) consulted Hein & Associates LLP regarding (i) the application of accounting principles to a specific transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the registrant's financial statements; or (ii) any matter that was either the subject of a disagreement or an event identified in Item 304(a)(1)(iv) of Regulation S-B.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

             Exhibit Number              Exhibit

                  16.1 Letter from BDO Seidman LLP to the Securities and Exchange Commission dated November 20, 2001.


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                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          HIA, INC. (Registrant)


Date:    November 20, 2001                By: /c/ Alan C. Bergold
                                              ---------------------------------
                                              Alan C. Bergold, President


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                               INDEX TO EXHIBITS



    EXHIBIT
     NUMBER                                         DESCRIPTION
    -------                                         -----------

      16.1               Letter from BDO Seidman LLP to the Securities and Exchange Commission
                         dated November 20, 2001.